Filed pursuant to Rule 497(e)
File Nos. 811-22310; 333-182274

PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF (the “Fund”)
a series of FactorShares Trust

April 20, 2016

Supplement to the
Summary Prospectus dated January 31, 2016

Effective immediately, Penserra Capital Management LLC (“Penserra”) has been appointed as the interim sub-adviser to the Fund. Additionally, Dustin Lewellyn, CFA, Chief Investment Officer of Penserra, Ernesto Tong, CFA, Managing Director of Penserra, and Anand Desi, Associate of Penserra, now serve as the Fund’s portfolio managers.

All references in the Summary Prospectus to the Fund’s previous sub-adviser, Esposito Partners, LLC, and the Fund’s previous portfolio manager, Patricia Yue, should be disregarded in their entirety.

Please retain this Supplement with your Summary Prospectus Information for future reference.

PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF (the “Fund”)
a series of FactorShares Trust

April 20, 2016

Supplement to the
Prospectus and Statement of Additional Information (“SAI”)
dated January 31, 2016

Effective immediately, Penserra Capital Management LLC (“Penserra”) has been appointed as the interim sub-adviser to the Fund. Additionally, Dustin Lewellyn, CFA, Chief Investment Officer of Penserra, Ernesto Tong, CFA, Managing Director of Penserra, and Anand Desi, Associate of Penserra, now serve as the Fund’s portfolio managers.

All references in the Prospectus and SAI to the Fund’s previous sub-adviser, Esposito Partners, LLC, and the Fund’s previous portfolio manager, Patricia Yue, should be disregarded in their entirety.

The following information replaces the “Fund Management—Sub-Advisers” section on page 24 of the Prospectus:

Sub-Adviser. Penserra Capital Management LLC (“Penserra”), investment sub-adviser to the Big Data ETF, Mobile Payments ETF, and Cyber Security ETF and interim investment sub-adviser to the Junior Silver ETF, is a New York limited liability company. Penserra is located at 140 Broadway, 26th Floor, New York, New York 10005. Penserra provides investment advisory services primarily to ETFs. Penserra is responsible for the day to day portfolio management of the Funds, subject to the supervision of the Adviser and the Board.  For its services to the Big Data ETF, Mobile Payments ETF, and Cyber Security ETF, Penserra receives an annual fee of 0.05% of the average daily net assets of each such Fund, calculated daily and paid monthly, subject to a minimum annual fee of $20,000 for each such Fund. Under an interim sub-advisory agreement with the Junior Silver ETF, Penserra receives an annual fee of 0.05% of the average daily net assets of such Fund, calculated daily and paid monthly, subject to a minimum annual fee of $15,000 for such Fund. The Funds do not directly pay Penserra. The Adviser is responsible for paying the entire amount of Penserra’s fee for the Funds.

A discussion regarding the basis for the Board’s approval of the Interim Sub-Advisory Agreement for the Junior Silver ETF will be available in the Fund’s Annual Report for the period ending September 30, 2016.

Additionally, the Junior Silver ETF has been added to the list of Funds managed by the portfolio managers in the second paragraph under “Portfolio Managers” on page 25 of the Prospectus.

The following information supplements the “Investment Advisory and Other Services” section on Page 23 of the SAI:

The Adviser and Penserra have entered into an interim investment sub-advisory agreement (the “Interim Sub-Advisory Agreement”) with respect to the Junior Silver ETF. Under the Interim Sub-Advisory Agreement, Penserra serves as the interim investment sub-adviser and is responsible for the day to day management of the Junior Silver ETF, subject to the supervision of the Adviser and the Board. For its services, Penserra receives an annual fee of 0.05% of the average daily net assets of each Fund, calculated daily and paid monthly, subject to a minimum annual fee of $15,000. The Junior Silver ETF does not directly pay Penserra. The Adviser is responsible for paying the entire amount of Penserra’s fee for the Fund. The Interim Sub-Advisory Agreement provides that Penserra shall not be protected against any liability by reason of Penserra’s (i) willful misfeasance, bad faith or gross negligence, (ii) reckless disregard of its duties under the Interim Sub-Advisory Agreement, or (iii) breach of a fiduciary duty, that results in a loss. The Interim Sub-Advisory Agreement is valid for up to 150 days or until shareholders of the Junior Silver ETF approve a new Sub-Advisory Agreement. The Interim Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Junior Silver ETF, by a majority of the outstanding voting securities of such Fund, or by the Adviser on not more than 60 days’ nor less than 30 days’ written notice to the Trust. As used in the Interim Sub-Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Additionally, the Junior Silver ETF has been added to each list of Funds managed by the portfolio managers under “The Portfolio Managers—Compensation” on page 24 of the SAI.

Please retain this Supplement with your Prospectus and SAI for future reference.